Exhibit (j) under N-1A

                                                   Exhibit 23 under 601/Reg SK

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 28 to the Registration Statement (Form N-1A, No. 33-34154) of The Riverfront Funds and to the use of our report dated January 29, 1999, incorporated by reference therein.

/s/ Ernst & Young LLP
Cincinnati, Ohio

April 26, 1999